TUXIS (R)
CORPORATION
================================================================================




SEMI-ANNUAL REPORT
June 30, 2001


                                        American Stock
                                        Exchange Symbol:
                                        TUX

11 Hanover Square
New York, NY 10005

1-888-847-4200

www.tuxis.com

TUXIS CORPORATION                                 American Stock
                                                  Exchange Symbol:   TUX
================================================================================
11 Hanover Square, New York, NY 10005
www.tuxis.com

                                                                   July 25, 2001

Fellow Shareholders:

     We are pleased to submit this 2001 Semi-Annual Report and to welcome our new shareholders who have made their investment since our last Report. It is noteworthy that the Fund's investment manager, CEF Advisers, Inc., and it affiliates now own in the aggregate approximately 15% of the Fund's outtanding shares.

                      Investment Objective and New Policy

     The Fund's investment objective is to provide an attractive total return on an after tax basis, consisting of a combination of current income and capital appreciation. In seeking to achieve this objective, the Fund's investment policy is normally to invest at least 50% of its assets in municipal securities and the balance primarily in securities of selected growth companies and tax-advantaged investments. The Fund may also use leverage and futures. At June 30, 2001, approximately 89% of the Fund's assets were invested in municipal securities and 11% in equity and other securities.

     On July 24, 2001, the Fund announced that the Board of Directors approved a new investment policy to own through internal development or acquisition majority stakes in new and small businesses (including privately owned companies) with an emphasis on real estate. Since this new policy may result in Tuxis no longer being or holding itself out as being engaged primarily in the business of investing, reinvesting, or trading in securities, the Board of Directors has called a special meeting of the shareholders to (i) consider and vote on authorizing Tuxis to change the nature of its business so as to cease to be an investment company and (ii) approve certain related matters.

                              Review and Outlook

     Faced with a continued sell off in the equity markets, a drop in consumer confidence, steep declines in spending by businesses on new factories and equipment, and rising unemployment and layoffs, the Federal Reserve aggressively cut the Federal Funds interest rate in order to stimulate the slowing economy. In six months the Federal Reserve lowered the Federal Funds rate six times from 6.50% to 3.75%. In this turbulent environment, the Lehman Brothers Municipal Bond Index had a total return of 2.90% in the first six months and the Dow Jones Industrial Average, the Standard & Poor's 500 Index, and the Nasdaq Composite Index declined -1.85%, -6.69%, and -12.55%, respectively. We are pleased to report that in this same period the Fund's balanced strategy of investing in primarily municipal securities offset the negative returns in the equity portion and provided the Fund with a market return of 18.86% on a net asset value return of -3.47%.

     In the second half of 2001, we will continue to focus on the economy and the impact of the Federal Reserve's interest rate cuts. Currently, the economy is giving mixed signals., While the U.S. index of lead-ing economic indicators rose for the third consecutive month in June, suggesting the potential for a rebounding economy, manufacturing inventories, although decreasing, remain high and we feel that these inventories must fall much further to stimulate new manufacturing output. Consequently, we expect that more Federal Reserve rate cuts may be possible in the near future but we anticipate that they will be fewer and smaller in amount than those in the first half of the year.

                  10% Dividend Distribution Policy Continued

     The objective of the Fund's managed 10% dividend distribution policy is to provide shareholders with a relatively stable cash flow and reduce or eliminate any market price discount to the Fund's net asset value per share. Payments are made primarily from ordinary income and any capital gains, with the balance from return of capital.

                   Purchase Shares at an Attractive Discount

     The Fund's Dividend Reinvestment Plan is a very effective way to add to your holding because quarterly dividend distributions are reinvested without charge at the lower of net asset value per share or market price. Currently, the Fund's net asset value per share is $12.30, as compared to the closing price on the American Stock Exchange of $13.02 per share. We believe enrolling in the Fund's Dividend Reinvestment Plan represents an important opportunity to acquire additional shares at an attractive discount to their market value. Please call 1-888-847-4200, and an Investor Service Representative will be happy to assist you. We appreciate your support and look forward to continuing to serve your investment needs.


                                  Sincerely,



                /s/ Thomas B. Winmill               /s/ Marion E. Morris
                Thomas B. Winmill                   Marion E. Morris
                President                           Senior Vice President
                                                    Portfolio Manager

                               TUXIS CORPORATION

         Schedule of Portfolio Investments - June 30, 2001 (Unaudited)

      Par                                                                                   S&P         Market
     Value                                                                                Rating        Value
     -----                                                                                ------        -----
              MUNICIPAL BONDS (89.00%)

              Alabama (2.34%)
   $250,000   Alabama Special Care Facilities Revenue Bonds, 5.00%,
              due 11/1/25...............................................................   Aaa*       $   244,642
                                                                                                      -----------

              Arizona (5.54%)
    500,000   Phoenix General Obligation Bonds, Series A, 6.25%, due 7/1/16.............   AA+            578,955
                                                                                                      -----------

              Georgia (9.78%)
    400,000   Georgia State Municipal Electric Power Authority Revenue
              Bonds, Series B, 8.25%, due 1/1/11........................................   A              508,384
    500,000   Private Colleges & Universities Authority Revenue Bonds,
              Series A, 5.50%, due 11/1/24..............................................   AA             512,445
                                                                                                      -----------
                                                                                                        1,020,829
                                                                                                      -----------
              Hawaii (9.36%)
    500,000   Hawaii County General Obligation Bonds, Series A, 5.60%,
              due 5/1/13................................................................   AAA            544,405
    400,000   Honolulu City & County General Obligation Bonds, Series A,
              8.75%, due 1/1/03.........................................................   AA-            432,656
                                                                                                      -----------
                                                                                                          977,061
                                                                                                      -----------
              Illinois (15.30%)
    500,000   Chicago, Illinois General Obligation Bonds, Series A,
              5.125%, due 1/1/25........................................................   AAA            483,425
    500,000   Cook County, Illinois General Obligation Bonds, Series A,
              5.00%, due 11/15/28.......................................................   AAA            473,320
    250,000   Illinois Health Facilities Authority Revenue Bonds, Series A, 5.00%,
              due 7/1/24................................................................   AAA            242,938
    125,000   Illinois Health Facilities Authority Revenue Bonds, 5.25%, due 8/1/17.....   AAA            125,198
    250,000   Illinois Health Facilities Authority Revenue Bonds, 6.75%,
              due 2/15/14...............................................................   A1*            273,415
                                                                                                      -----------
                                                                                                        1,598,296
                                                                                                      -----------
              Louisiana (3.17%)
    325,000   Louisiana Public Facilities Authority Revenue Bonds, Series A,
              6.50%, due 3/1/02.........................................................   Aaa*           331,490
                                                                                                      -----------

              Massachusetts (5.80%)
    500,000   Massachusetts State Municipal Wholesale Electric Company Power
              Supply Systems Revenue Bonds, 5.28%, due 7/1/17...........................   AAA            499,725
    110,000   Massachusetts State Water Resource Revenue Bonds,
              Series B, 5.00%, due 12/1/25..............................................   AAA            106,015
                                                                                                      -----------
                                                                                                          605,740
                                                                                                      -----------

                See accompanying notes to financial statements.

                               TUXIS CORPORATION


      Par                                                                                   S&P         Market
     Value                                                                                Rating         Value
     -----                                                                                ------         -----
              New Mexico (4.70%)
   $500,000   Albuquerque, New Mexico Gross Receipts Tax Revenue Bonds,
              Series B, 5.00%, due 7/1/18...............................................   AA         $   490,735
                                                                                                      -----------

              New York (2.98%)
    250,000   New York General Obligation Bonds, Series H, 6.00%, due 8/1/13............   A              269,665
     40,000   City of New York General Obligation Bonds, Series D,
              7.50%, due 2/1/16.........................................................   A               41,687
                                                                                                      -----------
                                                                                                          311,352
                                                                                                      -----------
              North Carolina (2.60%)
    250,000   Charlotte, North Carolina Storm Water Fee Revenue Bonds,
              6.00%, due 6/01/20........................................................   AA+            271,767
                                                                                                      -----------

              Pennsylvania (8.57%)
    500,000   Pennsylvania State Higher Education Facilities Aurthority Revenue
              Bonds, Series A, 5.00%, due 8/01/29.......................................   AAA            475,525
    425,000   Pittsburgh & Allegheny County Public Auditorium Regonial Asset
              District Sales Tax Revenue Bond, 5.25%, due 2/01/31.......................   AAA            419,632
                                                                                                      -----------
                                                                                                          895,157
                                                                                                      -----------

              South Carolina (2.18%)
    250,000   Piedmont Municipal Power Agency Revenue Bonds, Series A,
              5.15%, due 1/1/25.........................................................   AAA            227,422
                                                                                                      -----------

              Texas (8.71%)
    500,000   Alvin Texas Independent School District General Obligation Bonds,
              5.25%, due 8/15/25 .......................................................   Aaa*           495,575
    400,000   San Antonio Electric &Gas Revenue Bonds, 5.50%, due 2/1/15................   AA             414,344
                                                                                                      -----------
                                                                                                          909,919
                                                                                                      -----------

              Vermont (2.24%)
    250,000   Vermont Educational and Health Buildings Financing Agency
              Revenue Bonds, 5.00%, due 11/01/38........................................   AA             233,428
                                                                                                      -----------

              Wisconsin (5.73%)
    500,000   Wisconsin Clean Water Revenue Bonds, Series 1,
              6.875%, due 6/1/11........................................................   AA+            598,830
                                                                                                      -----------

                Total Municipal Bonds (cost: $8,641,175)................................                9,295,623
                                                                                                      -----------

                See accompanying notes to financial statements.

                               TUXIS CORPORATION

                                                                                          Market
    Shares                                                                                 Value
  ---------                                                                             -----------
              COMMON STOCKS (9.32%)

              Investment Advice (4.32%)
      6,100   Alliance Capital Management Holding L.P...................                $   323,666
      3,800   Stilwell Financial, Inc...................................                    127,528
                                                                                        -----------
                                                                                            451,194
                                                                                        -----------
              Oil Royalty Traders (1.09%)
      9,000   San Juan Basin Royalty Trust..............................                    114,210
                                                                                        -----------
              Petroleum Refining (1.67%)
      2,000   Exxon Mobil Corp..........................................                    174,700
                                                                                        -----------
              Real Estate Investment Trusts (2.24%)
      9,500   Mills Corp................................................                    233,700
                                                                                        -----------

                   Total Common Stocks(cost: $939,910)..................                    973,804
                                                                                        -----------
      Par
     Value    SHORT-TERM INVESTMENTS (1.68%)
   --------
   $175,521   State Street Bank & Trust Repurchase Ageement, 2.00%, 6/29/01, due
              7/2/01 (collateralized by $175,000 U.S. Treasury Notes, 5.75%, due
              11/30/02, market value: $179,653, proceeds at maturity:
              $175,550).................................................                    175,521
                                                                                        -----------
                    Total Short Term Investments (cost: $175,521).......                    175,521
                                                                                        -----------

                        Total Investments (cost: $9,756,606) (100.00%)..                $10,444,948
                                                                                        ===========

              *Moody's rating.


                See accompanying notes to financial statements.

                               TUSIX CORPORATION

STATEMENT OF ASSETS AND LIABILITIES
June 30, 2001 (Unaudited)
ASSETS:
 Investments at market value
   (cost: $9,756,606)........................  $10,444,948
 Interest receivable.........................      183,277
 Other assets................................        4,501
                                               -----------
     Total assets............................   10,632,726
                                               -----------

LIABILITIES:
 Accrued expenses............................       49,138
 Accrued management fees.....................        5,233
                                               -----------
     Total liabilities.......................       54,371
                                               -----------

NET ASSETS: (applicable to 866,954
 shares outstanding: 250,000,000
 shares of $.01 par value authorized)........  $10,578,354
                                               ===========

NET ASSET VALUE PER SHARE
 ($10,578,354 / 865,222 shares
 outstanding)................................  $     12.23
                                               ===========

At June 30, 2001, net assets consisted of:
 Paid-in capital.............................  $11,149,429
 Net unrealized appreciation
   on investments............................      688,342
 Accumulated net realized loss
   on investments............................     (888,958)
 Accumulated deficit in net
   investment income.........................     (370,459)
                                               -----------
                                               $10,578,354
                                               ===========

STATEMENT OF OPERATIONS
Six Months Ended June 30, 2001 (Unaudited)
INVESTMENT INCOME:
 Interest....................................  $   269,968
 Dividends...................................       26,314
                                               -----------
     Total investment income                       296,282
                                               -----------
EXPENSES:
 Investment management (note 3)..............       32,431
 Professional (note 3).......................       22,809
 Custodian...................................       17,852
 Directors...................................       13,885
 Transfer Agent..............................       11,901
 Registration (note 3).......................        6,487
 Printing....................................        5,951
 Other.......................................        1,778
                                               -----------
     Total operating expenses................      113,094
     Loan interest and fees (note 5).........        9,241
     Total expenses..........................      122,335
                                               -----------
       Net investment income.................      173,947
                                               -----------

REALIZED AND UNREALIZED GAIN
 (LOSS) ON INVESTMENTS AND
 FOREIGN CURRENCIES:
 Net realized loss on investments............     (274,290)
 Net realized loss from futures and
     foreign currency transactions...........     (181,368)
 Unrealized depreciation of investments
     during the period.......................      (72,872)
                                               -----------
     Net realized and unrealized loss on
       investments...........................     (528,530)
                                               -----------
     Net decrease in net assets resulting
       from operations.......................  $  (354,583)
                                               ===========

                See accompanying notes to financial statements.

                               TUXIS CORPORATION

STATEMENTS OF CHANGES IN NET ASSETS
For the Six Months Ended June 30, 2001 (Unaudited) and the Year Ended December 31, 2000


                                                                                                   Six Months
                                                                                                     Ended             Year
                                                                                                    June 30,          Ended
                                                                                                      2001         December 31,
                                                                                                   (Unaudited)         2000
                                                                                                    ---------      -----------
OPERATIONS
     Net investment income.................................................................      $     173,947    $     350,334
     Net realized gain (loss) on investments...............................................           (274,290)         664,966
     Net realized loss from foreign currency and futures transactions......................           (181,368)        (911,190)
     Unrealized appreciation (depreciation) of investments during the period...............            (72,872)        (350,009)
                                                                                                 -------------    -------------
       Net change in net assets resulting from operations..................................           (354,583)        (251,899)

DISTRIBUTIONS TO SHAREHOLDERS:
     Distributions to shareholders ($0.61 and $0.72 per share, respectively)...............           (544,406)        (589,142)
     Tax return of capital distributions ($0.73 per share).................................                  -         (594,797)

CAPITAL SHARE TRANSACTIONS:
     Increase in net assets resulting from reinvestment of distributions
        (19,362 and 46,709 shares, respectively)...........................................            238,142          533,520
                                                                                                 -------------    -------------
            Total change in net assets.....................................................           (660,847)        (902,318)

NET ASSETS:
     Beginning of period...................................................................         11,239,201       12,141,519
                                                                                                 -------------    -------------
     End of period (including accumulated deficit in net investment income of $370,459
        as of June 30, 2001)...............................................................      $  10,578,354    $  11,239,201
                                                                                                 =============    =============

                See accompanying notes to financial statements.

                         Notes to Financial Statements
                                  (Unaudited)

(1) Tuxis Corporation (the "Fund"), a Maryland corporation, is a non-diversified, closed-end management investment company registered under the Investment Company Act of 1940, as amended. The Fund's shares are listed on the American Stock Exchange, Inc. The investment objective of the Fund, which is non-fundamental and may be changed by the Board of Directors without shareholder approval, is to provide an attractive level of long term total return on an after tax basis, consisting of current income and capital appreciation. The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. With respect to security valuation, municipal securities which have remaining maturities of more than 60 days and for which market quotations are readily available are valued at the mean between the most recently quoted bid and asked prices. Money market securities which have remaining maturities of more than 60 days and for which market quotations are readily available are valued at the most recent bid price or yield equivalent. Debt obligations with remaining maturities of 60 days or less are valued at cost adjusted for amortization of premiums and accretion of discounts. Securities for which quotations are not readily available or reliable and other assets may be valued as determined in good faith by or under the direction of the Board of Directors. Investment transactions are accounted for on the trade date (date the order to buy or sell is executed). Interest income is recorded on the accrual basis. Premiums and discounts on securities purchased and amortized over the life of the respective securities are amortized. In preparing financial statements in conformity with generally accepted accounting principles, management makes estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements, as well as the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

(2) The Fund intends to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable investment income and net capital gains, if any, after utilization of any capital loss carryforward, to its shareholders and therefore no Federal income tax provision is required. At December 31, 2000, the Fund had an unused capital loss carryforward of approximately $115,000 which expires in 2002. Based on Federal income tax cost of $9,756,606, gross unrealized appreciation and gross unrealized depreciation was $775,285 and $86,943 respectively at June 30, 2001.

(3) The Fund retains CEF Advisers, Inc. as its Investment Manager. Under the terms of the Investment Management Agreement, the Investment Manager receives a management fee from its assets, such fee to be computed weekly and paid monthly in arrears at the annual rate of 0.60% of the first $500 million and 0.50% over $500 million of the Fund's net assets. The fee is calculated by determining net assets on each Friday and applying the applicable rate to such amount for the number of days in the week. Certain officers and directors of the Fund are officers and directors of the Investment Manager. The Fund reimbursed the Investment Manager $5,312 for providing certain administrative services at cost for the six months ended June 30, 2001.

(4) Purchases and proceeds of sales of securities other than short term notes aggregated $900,752 and $1,919,759, respectively, for the six months ended June 30, 2001. The Fund has entered into an arrangement with its custodian whereby interest earned on cash balances is used to offset a portion of the Fund's expenses.

(5) The Fund has a committed bank line of credit. At June 30, 2001, there was no balance outstanding on the line of credit and the interest rate was equal to the Federal Reserve Funds Rate plus 1.00 percentage point. For the six months ended June 30, 2001, the weighted average interest rate was 6.38% based on the balances outstanding during the period and the weighted average amount outstanding was $270,192.

(6)     The tax character of distributions paid to shareholders was as follows:

                                  Six Months Ended           Year Ended
                                   June 30, 2001         December 31, 2000
                                   -------------         -----------------
Distributions paid from:
    Ordinary income                  $544,406               $  287,273
    Tax exempt income                    -                     301,869
    Return of capital                    -                     594,797
                                     --------               ----------
                                     $544,406               $1,183,939
                                     ========               ==========

     A reclassification of ordinary income, tax exempt income, and return of capital is likely to occur for the year ended December 31, 2001, although the exact amount is not estimated at June 30, 2001.

================================================================================

                             FINANCIAL HIGHLIGHTS

                                                                     Six Months
                                                                       Ended
                                                                   June 30, 2001                Years Ended December 31,
                                                                                     ---------------------------------------------
                                                                    (Unaudited)      2000       1999       1998     1997    1996
                                                                    -----------      ----       ----       ----     ----    ----
PER SHARE DATA*
Net asset value at beginning of year .........................       $ 13.29       $ 15.19    $ 16.54    $ 16.74  $ 16.41  $ 17.04
                                                                     -------       -------    -------    -------  -------  -------
Income from investment operations:
  Net investment income ......................................           .20           .43        .40        .57      .58      .69
  Net realized and unrealized gain (loss) on investments                (.65)         (.88)      (.15)       .57      .59     (.62)
                                                                     -------       -------    -------    -------  -------  -------
    Total from investment operations .........................          (.45)         (.45)      (.25)      1.14     1.17      .07
                                                                     -------       -------    -------    -------  -------  -------
Less distributions:
  Distributions to shareholders ..............................          (.61)         (.43)      (.40)      (.57)    (.58)    (.70)
  Distributions in excess of net realized gains ..............            --          (.29)      (.23)      (.55)    (.26)      --
  Tax return of capital to shareholders ......................            --          (.73)      (.97)      (.22)      --       --
                                                                     -------       -------    -------    -------  -------  -------
    Total distributions ......................................          (.61)        (1.45)     (1.60)     (1.34)    (.84)    (.70)
                                                                     -------       -------    -------    -------  -------  -------
Net asset value at end of year ...............................       $ 12.23       $ 13.29    $ 15.19    $ 16.54  $ 16.74  $ 16.41
                                                                     =======       =======    =======    =======  =======  =======
Per share market value at end of year ........................       $ 13.00       $ 11.50    $ 11.50    $ 16.38  $ 14.88  $ 14.38
                                                                     =======       =======    =======    =======  =======  =======
TOTAL RETURN ON NET ASSET VALUE BASIS ........................         (3.36)%        (.86)%     4.01%      7.40%    8.17%     .61%
                                                                     =======       =======    =======    =======  =======  =======
TOTAL RETURN ON MARKET VALUE BASIS (a) .......................         19.00%        13.31%    (20.46)%    19.66%   (9.73)%  (1.87)%
                                                                     =======       =======    =======    =======  =======  =======
RATIOS/SUPPLEMENTAL DATA
Net assets at end of period (000's omitted) ..................       $10,578       $11,239    $12,142    $12,512  $12,139  $11,491
                                                                     =======       =======    =======    =======  =======  =======
Average net assets ...........................................       $10,926       $11,412    $11,786    $12,295  $11,739  $14,081
                                                                     =======       =======    =======    =======  =======  =======
Ratio of expenses before loan interest, commitment fees
  and nonrecurring expenses ..................................          2.09%**       1.97%      1.70%      1.86%    1.68%    1.62%
                                                                     =======       =======    =======    =======   ======= =======
Ratio of total expenses to average net assets (b)(c) .........          2.26%**       2.16%      1.82%      1.89%    1.70%    1.68%
                                                                     =======       =======    =======    =======   ======= =======
Ratio of net investment income to average net assets .........          3.21%**       3.07%      2.61%      3.40%    3.53%    4.14%
                                                                     =======       =======    =======    =======   ======= =======
Portfolio turnover rate ......................................             8%          116%        98%        26%      43%      78%
                                                                     =======       =======    =======    =======   ======= =======

 * Per share net investment income and net realized and unrealized gain (loss) on investments have been computed using the average number of shares outstanding. These computations had no effect on net asset value per share.

 **  Annualized

 (a) The Fund has calculated total return on market value basis based on purchases and sales of shares of the Fund at current market values and reinvestment of dividends and distributions at prices obtained under the dividend reinvestment plan. The calculation does not reflect brokerage commissions, if any.

 (b) Ratio after the reduction of custodian fees under a custodian agreement was 2.19%**, 1.77%, 1.85% and 1.68% for the six months ended June 30, 2001 and the years ended December 31, 2000, 1999, 1998, 1997 and 1996, respectively. There were no custodian fee credits for 1996.

                               TUXIS CORPORATION

          DIRECTORS                       OFFICERS

          BASSETT S. WINMILL              THOMAS B. WINMILL, Esq.
          Chairman                        President

          ROBERT D. ANDERSON/1/           MARION E. MORRIS
          Vice Chairman                   Senior Vice President

          RUSSELL E. BURKE, III/1/        WILLIAM G. VOHRER
                                          Treasurer

          DAVID R. STACK/1/

                                          MONICA PELAEZ, Esq.
          THOMAS B. WINMILL, Esq.         Vice President, Secretary

                                          HEIDI KEATING
          /1/Member, Audit Committee      Vice President

--------------------------------------------------------------------------------

                          DIVIDEND REINVESTMENT PLAN

The Fund has adopted a Dividend Reinvestment Plan (the "Plan"). Under the Plan, each dividend and capital gain distribution, if any, declared by the Fund on outstanding shares will, unless elected otherwise by each shareholder by notifying the Fund in writing at any time prior to the record date for a particular dividend or distribution, be paid on the payment date fixed by the Board of Directors or a committee thereof in additional shares. If the Market Price (as defined below) per share is equal to or exceeds the net asset value per share at the time shares are valued for the purpose of determining the number of shares equivalent to the cash dividend or capital gain distribution on the Valuation Date, participants will be issued additional shares equal to the amount of such dividend divided by the Fund's net asset value per share. If the Market Price per share is less than such net asset value on the Valuation Date, participants will be issued additional shares equal to the amount of such dividend divided by the Market Price. The Valuation Date is the dividend or distribution payment date or, if that date is not an American Stock Exchange trading day, the next trading day. For all purposes of the Plan: (a) the Market Price of the shares on a particular date shall be the average closing market price on the five trading days the shares traded ex-dividend on the Exchange prior to such date or, if no sale occurred on any of these days, then the mean between the closing bid and asked quotations for the shares on the Exchange on such day, and (b) net asset value per share on a particular date shall be as determined by or on behalf of the Fund.

--------------------------------------------------------------------------------

At the Annual Meeting of Shareholders of the Fund held on November 28, 2000 shareholders were asked to elect one director and to ratify the selection of independent auditors for the fiscal period ending December 31, 2000. Shareholders elected Robert D. Anderson as a director of the Fund with 502,952.445 shares voting in favor and 55,292.206 shares voting to withhold authority. The names of each other director whose term of office continued after the meeting are Russell E. Burke III, David R. Stack, Bassett S. Winmill, and Thomas B. Winmill. Regarding ratification of independent auditors, 499,038.354 shares voted in favor, 45,924.925 shares voted against, and 13,281.372 shares voted to abstain.

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TUXIS CORPORATION
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11 Hanover Square
New York, NY 10005